CONFIDENTIAL TREATMENT REQUESTED

               The asterisked portions of this document have been omitted and are filed separately with the Commission


                 MOVIE AND MOTION PICTURE PROGRAMMING AGREEMENT

This Agreement (this "Agreement") is entered into by and between broadcast.com inc., a Delaware corporation ("broadcast.com") and Overseas Filmgroup, Inc. a Delaware corportation ("Overseas"), known jointly as the Parties, this 19th day of July, 1999 (the "Effective Date"). In consideration of the mutual covenants and agreements of the Parties herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.       DEFINITIONS:

     (a) "Access Fee" is a fee paid by a User in order to access a transmission, display or performance of the Movies on the System.

     (b) "Access Page" is a Web page on the broadcast.com Web site that is designed by broadcast.com in accordance with the "look and feel" of the broadcast.com Web site (subject to Overseas' reasonable approval), through which the Movies will be accessible, and through which consumers will be able to access, view, and order copies of the Movies and the Merchandise.
     (c) "Broadcast Inventory" shall mean internal program breaks within the transmission of the Movies to broadcast.com Users, similar in character to traditional broadcast television commercial breaks or theatrical film previews. The term shall not include framing, messages, or any other material visible or audible during the entire length of the Movie broadcast on any broadcast.com Web site or to any User.
     (d) "broadcast.com Licensee" is an on-line distributor or retailer of hard copies of the Movies in videocassettes, DVDs, videodisks, or similar format, as designated by broadcast.com.
     (e) "Marks" are a party's logos, trade names, trademarks and service marks, collectively.
     (f) "Merchandise" shall include selected merchandise, other than video cassettes, video discs, DVD, and similar hard copies of the Movies, that relates to the Movies to be offered for sale by Overseas through an Order Now Button on certain Access Pages as designated by broadcast.com.
     (g) "Movies" are all movies and motion pictures and other audiovisual works embodied in videotapes, DVD and/or other video masters listed on the attached EXHIBIT A (each individually a "Movie") as may be updated from time to time pursuant to Paragraph 6(h) herein, (which shall be a minimum of 50 titles upon execution of this Agreement and shall increase to a minimum of 70 titles pursuant to Paragraph 6(h) herein), including related materials such as EPKs, synopses, reviews and biographies of such Movies. The Movies provided by Overseas may be movies, motion pictures and audiovisual works owned by Overseas or licensed from third parties.

     (h) "Order Now Button" is a button or text link on the broadcast.com Web site linked directly to a Yahoo! Store on the Yahoo! Web site or the Web site of a broadcast.com Licensee, which button or text link appears in close proximity to a description or other reference to the Movies and/or Merchandise and which contains the words "Order Now," "Buy It" or words of similar import, and/or permits users to purchase, or facilitates the purchase of, the applicable Movies and/or Merchandise by clicking on such button or link.

     (i) "System" is any wired network (including, without limitation, the Internet, the Internet II, or any other online services network which utilizes computer terminals, terminal servers, modems, cable modems, HFC, coaxial cable, xDSL, routers, splitters, switches, multicasting technology, power lines, or other high speed data connections and any and all other wired networks whether now in existence or hereafter devised) that distributes audio or video using digital algorithms, one and/or two-way digital services, or any wireless network that provides access to such wired network, also whether now in existence or hereafter devised (except traditional AM/FM radio broadcast stations and television broadcast stations, direct broadcast satellite, pay cable and basic cable). (j) "User" is a broadcast.com Access Page registered user. (k) "Yahoo! Store" is the merchant service owned and operated by Yahoo! Inc. and marketed under the name "Yahoo! Store."

2.       OVERSEAS COVENANTS:

     (a) Rights. Overseas hereby grants to broadcast.com the United States exclusive right and license to encode (and modify to the extent reasonably required to encode), store, publicly distribute, perform, display, copy, transmit, broadcast, and market the Movies on the System for the term of this Agreement. Such right and license will be subject to the territory and Internet transmission dates, and third party restrictions specified on EXHIBIT A as may be updated from time to time. In addition, broadcast.com has the right to maintain a copy of the Movies to be included and preserved in broadcast.com's archives at broadcast.com's sole discretion and expense. Further Overseas grants broadcast.com the right to use excerpts from the Movies, including still images and likenesses, for general business purposes and for promotion of broadcast.com subject to third party restrictions and the reasonable approval of Overseas which shall not be unreasonably withheld. [*]

     (b) Non-Disturbance Agreement. The grant of rights and license set forth in Paragraph 2(a) of this Agreement shall be subject to a Non-Disturbance Agreement entered into between broadcast.com and Coutts & Co., and Bank Gesselschaft, in substantially the form set forth on EXHIBIT B attached hereto and incorporated herein by reference. In the event such Non-Disturbance Agreement is not executed within thirty (30) days following the date of execution of this Agreement, broadcast.com shall have the right to terminate this Agreement effective immediately upon notice to Overseas of such termination.

     (c) Promotion of broadcast.com. Overseas hereby agrees to place the broadcast.com Marks on the Overseas Web site, solely in accordance with broadcast.com's trademark usage guidelines, to provide a prominent hyperlink from the Overseas Web site to the Access Page(s), and to use the Overseas Web site, press materials and publications, in connection with the advertising and packaging of the Movies (all subject to Paragraph 4(b)), to promote the transmission, distribution, performance and display of the Movies by broadcast.com. In addition, subject to restrictions of video and/or DVD distributors, Overseas will provide broadcast.com with promotional placement time in VHS and DVD copies of the Movies, and will use good faith efforts to include broadcast.com's logo and URL in connection with all promotions of the hard and broadcast copies of the Movies, including, without limitation, in movie posters.

     (d) Overseas Materials. Within thirty (30) days of the effective date of this Agreement, Overseas agrees to provide broadcast.com with: (i) master copies of the Movies in a format from which broadcast.com will have the commercially reasonable ability to encode and transmit on the System as contemplated by this Agreement (e.g., on1/2inch, VHS, DVD, D2 or other mutually acceptable format); (ii) written descriptions of each Movie, including the plotline, running time and primary cast members thereof; and (iii) the logo, product illustrations,

__________________
[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

          advertisements and other promotional material of Overseas requested by broadcast.com. Overseas will be deemed to have approved all such materials so submitted by Overseas to broadcast.com.

     (e) Overseas' Marks. Subject to any restrictions or limitations provided by Overseas to broadcast.com in writing, Overseas hereby grants to broadcast.com the right and license to use Overseas' Marks, and the marks, names, and likenesses of all third parties associated with the Movies and Merchandise, in print, audio, on-line and other advertising for the promotion of the Movies, the relationship of the Parties, and in other means in connection with this Agreement. Unless stated otherwise in writing, all artwork provided by Overseas to broadcast.com shall be deemed acceptable for broadcast.com's promotional purposes (e.g. video boxes, one sheets).

     (f) Merchandise Sales. Broadcast.com shall place Order Now Buttons on the broadcast.com Web site, at such locations as determined by broadcast.com, intended to link directly to a Yahoo! Store to enable Users to purchase Merchandise. As between broadcast.com and Overseas, Overseas shall be solely responsible for processing all orders for Merchandise through every aspect of each transaction, including receiving, filling, shipping and handling, collecting payment, tracking and transaction security ("Transaction Responsibilities"). All orders for Merchandise shall be placed by customers directly with Overseas. Overseas agrees to comply with the Yahoo! Store standard terms and conditions located at the following URL: http://store.yahoo.com/vw/terofser.html; provided however that the fee structure shall be as follows: Overseas will pay broadcast.com [*] derived from the sale of Merchandise to Users that accessed the Yahoo! Store through an Order Now Button.

     (g) Movie Sales. Broadcast.com shall place Order Now Buttons on the broadcast.com Web site, at such locations as determined by broadcast.com, intended to link directly to a Yahoo! Store to enable Users to purchase hard copies of certain Movies. Overseas will be solely responsible for processing all orders for the purchase of hard copies of the Movies hereunder and for all related Transaction Responsibilities. Overseas will pay broadcast.com [*] as a result of sales of Movies to Users that accessed the Yahoo! Store through an Order Now Button. In addition, upon the mutual agreement of the Parties, broadcast.com may make the Movies available for sale on videocassette, videodisc, DVD, or similar hard-copy media through a broadcast.com Licensee. In such case, the Order Now Button on the Access Page would then link to such broadcast.com Licensee's Web page and broadcast.com shall pay Overseas [*] In the event Overseas does not hold the right to sell hard copies of Movies provided by Overseas to broadcast.com, Overseas will use its commercially reasonable efforts to negotiate with all third parties who hold such rights for the right to sell and distribute hard copies of such Movies as set forth in this Paragraph 2(f), along with the right to grant all necessary sublicenses to broadcast.com to exercise those rights.

     (h) Sales Tracking. Overseas will provide a mechanism to track Users from the broadcast.com site who purchase Movies and Merchandise from Overseas. Overseas shall provide to broadcast.com on a quarterly basis an accounting of all such revenue and costs, and shall pay all sums due and owing to broadcast.com within thirty (30) days of the end of each calendar quarter.

__________________
[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.       BROADCAST.COM COVENANTS:
     (a) Infrastructure. Broadcast.com will use commercially reasonable efforts to: (i) provide the communications infrastructure supporting the access, transmission, display and performance of Movies on the System to Users; and (ii) procure and maintain the technical hardware and software necessary to distribute the Movies over the System.

     (b) Encoding. Broadcast.com will use commercially reasonable efforts to encode the Movies provided by Overseas and make such Movies available on the broadcast.com Web site for access and viewing by Users. Notwithstanding the foregoing, broadcast.com will not have any obligation to so encode or make available any Movies that broadcast.com reasonably determines are inconsistent with broadcast.com's general censorship standards (e.g. pornographic material); provided, however, that broadcast.com will not make any such determination relative to materials rated by the MPAA as "R" or less restrictive.

     (c) Reporting. Broadcast.com will provide Overseas access to a password protected Web page that will include the statistics relating to viewership of the Movies. Such information will be updated on a weekly basis.

     (d) Pay-Per-View. The parties may mutually agree to make the Movies available on a pay-per-view basis over the System, in which case broadcast.com shall collect an Access Fee from Users on behalf of Overseas in order to access the Movies. In the event the parties agree to make the Movies available on a pay-per-view basis over the System, such pay-per-view broadcast rights will be exclusive to broadcast.com over the System[*]. The parties will mutually agree upon the prices to be charged for Access Fees for each Movie; [*].

     (e) Access Pages. Broadcast.com will host the Access Page(s) on the broadcast.com domain. The Movies will be accessible for viewing from such locations on the System designated by broadcast.com, including, but not limited to, the Access Page(s). At Overseas' reasonable request, broadcast.com shall prepare separate Access Pages for each Movie.

     (f) Broadcast Inventory. Broadcast.com will have the sole, exclusive right to sell Broadcast Inventory of the Movies. [*]
          Overseas will be solely responsible for inserting the Broadcast Inventory advertising into the Movies prior to delivery to broadcast.com; provided, however, that Overseas will not insert any Broadcast Inventory into any Movie which is designated as Pay-Per-View pursuant to Section 3(d). The Parties acknowledge and agree that the Broadcast Inventory shall comprise no more than ten (10) minutes per hour of any Movie. (g) Advertising. Notwithstanding any other provision of this Agreement, Overseas acknowledges that broadcast.com shall retain the exclusive right to sell all advertising, and to all revenue derived therefrom, including sponsorships of the Movies and Access Pages, audio/video gateway advertising, and all other advertising that appears on the Access Pages, and shall accept or refuse any such advertising in its sole discretion.

     (g) Advertising. Notwithstanding any other provision of this Agreement, Overseas acknowledges that broadcast.com shall retain the exclusive right to sell all advertising, and to all revenue derived therefrom, including sponsorships of the Movies and Access Pages, audio/video gateway advertising, and all other advertising that appears on the Access Pages, and shall accept or refuse any such advertising in its sole discretion.


__________________
[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     (h) No Representations. Overseas acknowledges that broadcast.com does not make any representations or warranties regarding the ability or exposure of the System, amount of revenue to be realized from the System or associated advertising, and that there are no guarantees regarding same. Overseas further acknowledges that there is no assurance that the market opportunity for the Movies presently believed to exist will continue to exist at a commercially reasonable level. Accordingly, broadcast.com will have no obligation to market or to continue to market the Movies, and the determination as to whether or not to market or to continue to market the Movies, for any reason whatsoever, shall be made by broadcast.com in its sole and absolute discretion [*]. Overseas acknowledges that: (i) broadcast.com has made no representation as to the possible or expected success of, or perceived need for, the Movies; and (ii) in entering into this Agreement Overseas is not relying upon any representation by broadcast.com, except for representations, if any, expressly and unambiguously set forth in this Agreement.

     (i) No Modifications. Broadcast.com agrees that it will not edit or modify the Movies except as otherwise expressly provided herein.

     (j) Broadcast.com Marks. Subject to third party contractual restrictions provided by broadcast.com and broadcast.com's trademark usage guidelines, broadcast.com hereby grants to Overseas the right to use broadcast.com's Marks in print, audio, on-line and other advertising for the promotion of the Movies, the relationship of the Parties, and in other means in connection with this Agreement, all consistent with Overseas' covenants set forth herein.

4.       CONFIDENTIALITY:

     (a) Obligation. Neither party shall, without the prior written consent of the other party, use or disclose, or permit any of its agents, employees or professional advisors to use or disclose, any non-public information disclosed by it to the other party. Each party shall only transmit such confidential information to its agents, employees and professional advisors who need to know such information and who shall agree to be bound by the terms and conditions of this Paragraph. Information regarded as confidential includes, but is not limited to, the terms of this Agreement and data relating to the transmission, distribution, performance and display of the Movies or materials related thereto. Notwithstanding the foregoing, the provisions of this Paragraph shall not apply to, and the term "confidential information" shall exclude, information regarding the existence of this Agreement, information generally available to the public, information rightfully obtained from other sources, information previously known to the receiving party, and information required to be disclosed pursuant to law or court order (provided that the party subject to such law or court order provides the other party with reasonable written notice thereof).

     (b) No Press Release. Neither Party shall issue a press release or make a public announcement or any disclosure to any third party related to the transactions contemplated by this Agreement without the prior approval of such release, announcement or disclosure by the other Party.

5. CONSIDERATION: In exchange for the strategic business relationship described in this Agreement, and in exchange for the number and kind of shares described in Section 5(b) below, and at broadcast.com's sole option, broadcast.com will either (i) pay Overseas a cash fee equal to $1,430,929, ("Payment Alternative") or (ii) issue broadcast.com shares of stock to Overseas as described in Section 5(a) below ("Stock Alternative").

__________________
[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     (a) Stock Alternative. At the sole option of broadcast.com and subject to the terms and conditions set forth in this Agreement, on the Effective Date broadcast.com shall sell and issue to Overseas, and Overseas shall purchase from broadcast.com 11,302 shares of broadcast.com's common stock, par value $0.01 per share (the "Broadcast.com Stock"), in exchange for the number and kind of shares described in Section 5(b) below and the strategic business relationship described in this Agreement. On the Effective Date, broadcast.com will acknowledge receipt of the consideration provided in Section 5(b) below representing the purchase price for the Broadcast.com Stock and Overseas will acknowledge receipt of broadcast.com's stock certificate representing the Broadcast.com Stock.
     (b)  Sale and Issuance of Overseas Stock.

          (i) Stock Issuance. Subject to the terms and conditions set forth in this Agreement, on the Effective Date Overseas shall sell and issue to broadcast.com, and broadcast.com shall purchase from Overseas 562,527 shares of Overseas' common stock, par value $0.01 per share (the "Overseas Stock"), in exchange for the fee set forth above in the Payment Alternative or, at broadcast.com's sole option, in exchange for the number and kind of shares described in the Stock Alternative in Section 5(a) above. On the Effective Date, Overseas will acknowledge receipt of the consideration provided in Section 5, representing payment in full for the Overseas Stock and the license and other rights granted to broadcast.com under this Agreement and broadcast.com will acknowledge receipt of Overseas' stock certificate representing the Overseas Stock.

          (ii) Issuance Adjustment. If Overseas issues, within one (1) year after the Effective Date, any Overseas Stock for a per share consideration that is less than the effective per share consideration of the Overseas Stock provided to broadcast.com pursuant to Section 5(b)(i) as determined by dividing the number of shares of Overseas Stock already issued to broadcast.com into the fee set forth in the Payment Alternative (the "Effective Per Share Consideration") (such transaction being referred to as a "New Issuance"), then Overseas shall issue to broadcast.com, on the date of the New Issuance, such number of additional shares of Overseas Stock as are necessary so that the Effective Per Share Consideration, after taking into account the new shares issued to broadcast.com pursuant to this section and any stock splits, shall be equal to the per share consideration paid to Overseas in the New Issuance. Notwithstanding the foregoing, the provisions of this Paragraph 5(b)(ii) shall not apply to normal course employee stock options and other issuances of Overseas stock, all of less than one (1%) percent, cumulatively, of Overseas issued and outstanding stock immediately following the Transaction.

     (c)  Representations and Warranties of Issuer.
          (i) Representations and Warranties of Broadcast.com as Issuer under Stock Alternative. In the event broadcast.com elects the Stock Alternative as described in Section 5(a) above, broadcast.com represents and warrants to Overseas in connection with the sale and issuance of the Broadcast.com Stock as follows:
               (a)    Organization and Standing. Broadcast.com is a corporation
                    duly organized, validly existing under and by virtue of the laws of the State of Delaware and is in good standing under such laws.
               (b)    Authorization. On the Effective Date, the shares of the
                    Broadcast.com Stock will be duly authorized and, when delivered, will be duly and validly issued and outstanding, fully paid and nonassessable, and are free to the holders thereof of any liens, encumbrances and restrictions. No person has any right of first refusal or any preemptive rights in connection with the issuance of the shares of the Broadcast.com Stock.

               (c)    Compliance With Other Instruments. Broadcast.com is not in
                    violation of any term of its Certificate of Incorporation or Bylaws, or any material agreement, mortgage, indenture, debenture, trust, instrument, judgment, decree, order, statute, rule or governmental regulation to which it is subject (the "Other Instruments") except for such failures as individually or in the aggregate would not have a material adverse effect on the results of operations or financial condition (a "Material Adverse Effect") of broadcast.com. The execution, delivery and performance of this Agreement and the issuance and sale of the Broadcast.com Stock, or the taking of any other action contemplated by this Agreement will not result in any material violation of or be in conflict with or constitute a material default (with or without notice, lapse of time or both) under any of the Other Instruments, except for such violations or conflicts which would not have a Material Adverse Effect.
               (d)    SEC Reports. Broadcast.com has delivered or made available to Overseas copies of the following reports of broadcast.com (the "SEC Reports") heretofore filed with the SEC:
                    Registration Statement on Form S-1 (Reg. No. 333.52877) in the form declared effective by the SEC, Form 10-Q for the fiscal quarters ended September 30, 1998 and June 30, 1998. Except as disclosed therein, none of the SEC Reports as of their respective dates of filing contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of broadcast.com included in the SEC Reports, with the notes thereto, are in accordance with the books and records of broadcast.com, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be stated in the notes to such statements and, in the case of unaudited statements, as permitted by Form 10-Q) throughout the periods covered by such statements and present fairly (subject, in the case of unaudited statements, to normal year-end adjustments) in all material respects the financial condition of broadcast.com and the results of its operations and cash flows for the periods indicated.
               (e)    Absence of Changes. Since March 31, 1999, there has been
                    no event or condition of any character specifically relating to broadcast.com which is likely to have a Material Adverse Effect.
               (f)    Litigation. Except as set forth in the SEC Reports, there
                    are no litigation, claims, actions, proceedings or investigations pending or, to the knowledge of broadcast.com, threatened against broadcast.com, which might have a Material Adverse Effect.
               (g)    Offering. Subject to the accuracy of the Overseas'
                    representations in Section 5 d(b) and 5 e(b) of this Agreement, the offer, issuance and sale of the Broadcast.com Stock constitute transactions exempt from the registration and prospectus delivery requirements of Section 5 of the Securities Act and broadcast.com has obtained (or is exempt from the requirement to obtain) all qualifications, permits, and other consents required by all applicable state laws governing the offer, sale or issuance of securities.
               (h)    Governmental Consents. On the Closing date, no permit,
                    consent, approval or authorization of, or declaration to or filing with, any governmental authority is required on behalf of broadcast.com in connection with the execution, delivery or performance of this Agreement or the consummation of any transaction contemplated hereby, except as have been obtained or accomplished or as would not have a Material Adverse Effect.
               (i)    Compliance with Laws. Broadcast.com is not in violation of any law, regulation or requirement (including, but not limited to, any law, regulation or requirement governing the quality of the environment) which might have Material Adverse Effect, and broadcast.com has not received notice of any such violation.
               (j)    Brokers. No finder, broker, agent, financial advisor or
                    other intermediary has acted on behalf of broadcast.com in connection with the offering of the Broadcast.com Stock or the negotiation or consummation of this Agreement or any of the transactions contemplated hereby.

          (ii) Representations and Warranties of Overseas as Issuer. Overseas represents and warrants to broadcast.com in connection with the sale and issuance of the Overseas Stock as follows:
               (a)    Organization and Standing. Overseas is a corporation duly
                    organized, validly existing under and by virtue of the laws of the State of Delaware and is in good standing under such laws.
               (b)    Authorization. On the Effective Date, the shares of the
                    Overseas Stock will be duly authorized and, when delivered, will be duly and validly issued and outstanding, fully paid and nonassessable, and are free to the holders thereof of any liens, encumbrances and restrictions. No person has any right of first refusal or any preemptive rights in connection with the issuance of the shares of the Overseas Stock.
               (c)    Compliance With Other Instruments. Overseas is not in
                    violation of any term of their respective Charter, or any material agreement, mortgage, indenture, debenture, trust, instrument, judgment, decree, order, statute, rule or governmental regulation to which it is subject (the "Other Instruments") except for such failures as individually or in the aggregate would not have a material adverse effect on the results of operations or financial condition (a "Material Adverse Effect") of Overseas. The execution, delivery and performance of this Agreement and the issuance and sale of the Overseas Stock, or the taking of any other action contemplated by this Agreement will not result in any material violation of or be in conflict with or constitute a material default (with or without notice, lapse of time or both) under any of the Other Instruments, except for such violations or conflicts which would not have a Material Adverse Effect.
               (d)    SEC Reports. Overseas has delivered or made available to
                    broadcast.com copies of the following reports of broadcast.com (the "SEC Reports") heretofore filed with the
                    SEC: Form 10-K for the year ended December 31, 1998, and Form 10-Q for the fiscal quarter ending March 31, 1999. Except as disclosed therein, none of the SEC Reports as of their respective dates of filing contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of Overseas included in the SEC Reports, with the notes thereto, are in accordance with the books and records of Overseas have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be stated in the notes to such statements and, in the case of unaudited statements, as permitted by Form 10-Q) throughout the periods covered by such statements and present fairly (subject, in the case of unaudited statements, to normal year-end adjustments) in all material respects the financial condition of Overseas and the results of its operations and cash flows for the periods indicated.
               (e)    Absence of Changes. Since December 31, 1998, there has
                    been no event or condition of any character specifically relating to Overseas which is likely to have a Material Adverse Effect.

               (f)    Litigation. Except as set forth in the SEC Reports, there
                    are no litigation, claims, actions, proceedings or investigations pending or, to the knowledge of Overseas, threatened against Overseas which might have a Material Adverse Effect.
               (g)    Offering. Subject to the accuracy of the broadcast.com's
                    representations in Section 5 d(a) and 5 e(a) of this Agreement, the offer, issuance and sale of the Overseas Stock constitute transactions exempt from the registration and prospectus delivery requirements of Section 5 of the Securities Act and Overseas has obtained (or is exempt from the requirement to obtain) all qualifications, permits, and other consents required by all applicable state laws governing the offer, sale or issuance of securities.
               (h)    Governmental Consents. On the Effective Date, no permit,
                    consent, approval or authorization of, or declaration to or filing with, any governmental authority is required on behalf of Overseas in connection with the execution, delivery or performance of this Agreement or the consummation of any transaction contemplated hereby, except as have been obtained or accomplished or as would not have a Material Adverse Effect.
               (i)    Compliance with Laws. Overseas is not in violation of any
                    law, regulation or requirement (including, but not limited to, any law, regulation or requirement governing the quality of the environment) which might have Material Adverse Effect, and Overseas has not received notice of any such violation.
               (j)    Brokers. Other than as specified on Exhibit B, No finder,
                    broker, agent, financial advisor or other intermediary has acted on behalf of Overseas in connection with the offering of the Overseas Stock or the negotiation or consummation of this Agreement or any of the transactions contemplated hereby.

     (d)      Representations and Warranties of Purchaser.
          (i) Representations and Warranties of Broadcast.com as Purchaser. Broadcast.com represents and warrants to Overseas in connection with its purchase of the Overseas Stock as follows:
               (a)    Purchase Entirely for Own Account. This Agreement is made
                    with broadcast.com in reliance upon its representation to Overseas, which by broadcast.com's execution of this Agreement broadcast.com hereby confirms, that the Overseas Stock to be received by it will be acquired for investment for broadcast.com's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that broadcast.com has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, broadcast.com further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Overseas Stock.
               (b)    Disclosure of Information. Broadcast.com has received all
                    of the information it considers necessary or appropriate for deciding whether to purchase the Overseas Stock. Broadcast.com has had an opportunity to ask questions and receive answers from Overseas regarding the terms and conditions of the offering of the Overseas Stock. The foregoing, however, does not limit or modify the representations and warranties of Overseas in Section 5 d(b) or 5 e(b) of this Agreement.
               (c)    Investment Experience. Broadcast.com acknowledges that it
                    is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Overseas Stock.

               (d)    Restricted Securities. Broadcast.com understands that the
                    Overseas Stock it is purchasing is characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Overseas in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, broadcast.com represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
               (e)    Accredited Investor. Broadcast.com is an accredited
                    investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

          (ii) Representations and Warranties of Overseas as Purchaser. In the event broadcast.com elects the Stock Alternative as described in
               Section 5(a) above, Overseas represents and warrants to broadcast.com in connection with its purchase of the Broadcast.com Stock as follows:

               (a)    Purchase Entirely for Own Account. This Agreement is made
                    with Overseas in reliance upon its representation to broadcast.com, which by Overseas' execution of this Agreement Overseas hereby confirms, that the Broadcast.com Stock to be received by it will be acquired for investment for Picture's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Overseas has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Overseas further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Broadcast.com Stock.
               (b)    Disclosure of Information. Overseas has received all of
                    the information it considers necessary or appropriate for deciding whether to purchase the Broadcast.com Stock. Overseas has had an opportunity to ask questions and receive answers from broadcast.com regarding the terms and conditions of the offering of the Broadcast.com Stock. The foregoing, however, does not limit or modify the representations and warranties of broadcast.com in Section 5 d(a) or 5 e(a) of this Agreement.
              (c)     Investment Experience. Overseas acknowledges that it is
                    able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Broadcast.com Stock.
               (d)    Restricted Securities. Overseas understands that the
                    Broadcast.com Stock it is purchasing is characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from broadcast.com in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, Overseas represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Following the merger of broadcast.com into Yahoo! Inc. ("Yahoo"), Overseas will have the right to exchange its shares of broadcast.com stock into shares of Common Stock of Yahoo! Inc. ("Yahoo Stock"). Overseas will not sell or otherwise dispose of such Yahoo Stock until at least one (1) year after the Effective Date.
               (e)    Accredited Investor. Overseas is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

     (e) Rule 144 Compliance. At all times after the date hereof, each of broadcast.com and Overseas agrees to take such action as may be necessary to enable a holder of its shares to complete the public sale of such shares in accordance with Rule 144.

     (f) Delivery of Certificates. Overseas will deliver to broadcast.com certificates representing the purchase of the stock by broadcast.com pursuant to this paragraph by no later than thirty days after the Effective Date. In the event broadcast.com elects the Stock Alternative as described in Section 5(a) above, broadcast.com will deliver to Overseas certificates representing the purchase of the stock by Overseas pursuant to this paragraph by no later than thirty days after the Effective Date.

    (g) Legend. The parties hereto further agree that any certificate evidencing the Broadcast.com Stock (under the Stock Alternative) or the Overseas Stock shall bear one or more of the following legends, as indicated:

          (i) Unregistered Stock Legend. The Broadcast.com Stock and the Overseas Stock shall have the following legend:

                  THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID SECURITIES ACT COVERING THE SALE OR OTHER TRANSFER OR AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE ISSUER, THAT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

          (ii) Trading Restriction Legend. Any Yahoo Stock issued to Overseas pursuant to Section 5(d)(ii)(d) of this Agreement shall have the following legend:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF ON OR BEFORE JULY 18, 2000.

          (iii) Other Legend. Any legend required by the laws of any state or other jurisdiction.

6.       OVERSEAS REPRESENTATIONS AND WARRANTIES:

     (a) Power and Authority. Overseas hereby represents and warrants to broadcast.com that: (i) Overseas has all requisite corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and to consummate the transactions contemplated hereby; and (ii) this Agreement has been duly authorized, executed and delivered by Overseas, constitutes the valid and binding agreement of Overseas, and is enforceable against Overseas in accordance with its terms.
     (b) Ownership. Overseas hereby represents and warrants to broadcast.com that (i) the Movies are owned by or licensed to Overseas, (ii) Overseas has all necessary rights and licenses to license, sell and distribute the Movies as provided herein, (iii) Overseas has all necessary rights and licenses to grant to broadcast.com the right and license to use Overseas' Marks, and the marks, names, and likenesses of all third parties associated with the Movies and Merchandise subject to third party restrictions, as provided herein; (iv) Overseas holds all rights material to this Agreement throughout the United States and license periods set forth on the applicable EXHIBIT A or replacement EXHIBIT A, including the encoding, transmission, retransmission, distribution, performance, display and broadcast of the Movies and the Broadcast Inventory by broadcast.com, (v) broadcast.com's copying and broadcast of the Movies as contemplated by this Agreement, and broadcast.com's exercise of any rights granted by Overseas herein, will not violate or infringe any right of privacy or publicity, any patent, copyright, trademark, moral right or other intellectual property right, or any other right of any third party, and (vi) the Movies as provided by Overseas to broadcast.com do not contain any libelous, defamatory, obscene, scatological or unlawful material.
     (c) Third Party Rights. Overseas hereby represents and warrants to broadcast.com that Overseas has obtained or will obtain all third party clearances, permissions and licenses which are necessary in connection with the broadcast by broadcast.com of the Movies, and the exercise by broadcast.com of its other rights under this Agreement, in accordance with this Agreement, throughout the United States, including, without limitation, with respect to the use of any copyrighted and/or trademarked materials and the use of the name, likeness and/or biographical materials, and for the payment of all applicable guild, music licensing and/or other similar fees relating to or arising from broadcast.com's activities under this Agreement.
     (d) Internet Broadcast Rights. Overseas hereby represents and warrants to broadcast.com that: (i) all Movies are licensed to broadcast.com for unlimited Internet broadcast, subject only to the restrictions set forth on EXHIBIT A; (ii) that Overseas has listed on EXHIBIT A all applicable geographic and transmission limitations that apply to each Movie; and (iii) Overseas will promptly provide to broadcast.com a replacement EXHIBIT A to update the Movies and restrictions listed in the EXHIBIT A as such information may change from time to time.
     (e) Consents and Permissions. Overseas hereby represents and warrants to broadcast.com that, to the extent required, Overseas has obtained or will obtain all requisite consents and permissions of labor organizations and pay any and all residuals, payments, fees or royalties, if any, payable under any collective bargaining agreement or otherwise, in connection with broadcast.com's exercise of the rights granted under this Agreement. By way of example, and not limitation or obligation, as between broadcast.com and Overseas, Overseas would be liable to pay any residuals required to be paid under any "Basic Agreement" of the Director's Guild of America, the Writer's Guild of America, or the Screen Actor's Guild for "Supplemental Market" showings of the Movies. Broadcast.com shall provide to Overseas all information concerning the transmission and distribution of the Movies as is reasonably necessary for Overseas to comply with the obligations of this subparagraph.
     (f) E&O Insurance. Overseas hereby represents and warrants to broadcast.com that Overseas has obtained, and will keep in force for the entire term of this Agreement and two (2) years thereafter, professional errors and omissions insurance in the amount of $1,000,000 per occurrence and $3,000,000 in the aggregate to cover all risks relevant to this Agreement and that broadcast.com is an additional insured party.
     (g) Territory and Period Limitations. Overseas hereby represents and warrants to broadcast.com that all applicable territory and period limitations will be provided by Overseas on EXHIBIT A, and that such limitations will be no greater for any Movie than the contractual limitations to which Overseas is bound pursuant to its third party agreements relating to such Movie.
     (h) Additional Movies. Overseas hereby represents and warrants to broadcast.com that Overseas shall use its good faith commercially reasonable efforts, to secure for the term of this Agreement the United States right to broadcast and distribute additional movies, motion pictures and/or other audiovisual works on the System in all manners contemplated in this Agreement for up to at least 20 additional movies, motion pictures and/or other audiovisual works of similar or better acclaim and popularity to the Movies to be delivered to broadcast.com between August 1, 2001 and August 1, 2002, along with the right to grant all necessary sublicenses to broadcast.com to exercise those rights. Broadcast.com acknowledges that such additional Movies may include movies, motion pictures and/or other audiovisual works that have been previously licensed to third parties.

7.       BROADCAST.COM REPRESENTATIONS AND WARRANTIES:
     (a) Power and Authority. Broadcast.com hereby represents and warrants to Overseas that (i) broadcast.com has all requisite corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and to consummate the transactions contemplated hereby; and (ii) this Agreement has been duly authorized, executed and delivered by broadcast.com, constitutes the valid and binding agreement of broadcast.com, and is enforceable against broadcast.com in accordance with its terms.
     (b) Period Restrictions. Broadcast.com hereby represents and warrants to Overseas that broadcast.com will comply with the period restrictions specified on the most recently received replacement EXHIBIT A and such other contractual restrictions provided to broadcast.com in advance of the broadcast and in writing by Overseas. Broadcast.com warrants that it will also use commercially reasonable efforts to use the best technology available to comply with the territorial restrictions specified on such EXHIBIT A, including, but not limited to, requiring Users to enter in their zip code and limiting access to the Movies to such Users that do not enter in a zip code within the unrestricted territories.

8.       INDEMNIFICATION:
     (a) Overseas Obligation. Overseas agrees to indemnify and hold harmless broadcast.com and its officers, directors, employees and agents from and against any and all losses, claims, damages, liabilities, obligations, penalties, judgments, awards, costs, expenses and disbursements, including without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any action, suit, proceeding or investigation, caused by, relating to, based upon, arising out of or in connection with any breach by Overseas of the representations, warranties or agreements made by it under this Agreement.
     (b) Broadcast.com Obligation. Broadcast.com agrees to indemnify and hold harmless Overseas and its officers, directors, employees and agents from and against any and all losses, claims, damages, liabilities, obligations, penalties, judgments, awards, costs, expenses and disbursements, including without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any action, suit, proceeding or investigation, caused by, relating to, based upon, arising out of or in connection with any breach by broadcast.com of the representations, warranties or agreements made by it under this Agreement.
     (c) Indemnity Procedures. A party seeking indemnity under this Agreement will inform the other party of the claim, demand or action promptly after having been formally advised thereof. A party entitled to indemnity under this Agreement will have the right, at its sole expense, to participate in the defense of the claim, demand or action with counsel of its own choice; provided, however, that the party providing indemnity will have the right at all times, in its sole and absolute discretion, to have ultimate control of the conduct thereof. Pending the determination of any claim, demand or action for which a party is entitled to indemnity, that party will have the right, in its sole and absolute discretion, to withhold payment of any monies otherwise payable to the party responsible for providing indemnity in an amount reasonably related to such claim (including legal costs and attorneys' fees) anticipated in connected therewith.

9.       AUDIT:
         The Parties shall maintain, for a minimum of two (2) years after the completion of this Agreement, adequate books, records and supporting documents to verify the amounts, recipients and uses of all disbursements of funds passing in conjunction with said Agreement. All books, records and supporting documents related to this Agreement shall be made available to a Party for review and audit at the place where such documents are normally retained upon thirty (30) days notice to the other Party at such auditing Party's sole cost and expense unless the audit reveals an underpayment of five percent (5%) by audited Party, in which case the audited Party shall pay the auditing Party's reasonable costs for the performance of such audit. Such audit shall occur no more than once per year during normal business hours.

10.      TERM:
     (a) General. This Agreement shall be effective commencing July 19, 1999 and ending July 18, 2004.
     (b) Termination for Cause. Notwithstanding the foregoing, either party shall have the right at any time to terminate this Agreement, effective upon written notice of termination, without prejudice to any other legal rights to which such terminating party may be entitled, upon the occurrence of any one or more of the other party's failure to comply in any respect with its material obligations, representations or warranties contained in this Agreement, and such party's failure to cure the same within thirty (30) days of receipt of notice of such failure.
     (c) No Liability for Lawful Termination. Neither party to this Agreement shall be liable to the other, solely by reason of the permitted termination of this Agreement, for compensation, reimbursement or damages on account of any loss of prospective profits on anticipated sales or on account of expenditures, investments, leases or other commitments relating to the business or goodwill of either party to this Agreement, notwithstanding any law to the contrary

11.      GENERAL:
     (a) Entire Agreement. This Agreement shall constitute the entire understanding between the Parties, and supersedes all prior negotiations or understandings between the Parties concerning the subject matter contained herein.
     (b) Trademark Ownership. Each party acknowledges and agrees that: (i) the other party's Marks are and shall remain the sole property of the other party, (ii) nothing in this Agreement shall confer in the party any right of ownership in the other party's Marks, and (iii) the party shall not now or in the future contest the validity of the other party's Marks.
     (c) Survival. All provisions hereof regarding amounts payable by Overseas to broadcast.com and by broadcast.com to Overseas (as applicable) shall survive the expiration or earlier termination of this Agreement until such amounts are paid in full to the payee; further provided, Paragraphs 1, 4, 5, 6, 7, 8, 10 and 11, and all portions of this Agreement limiting the use of any Confidential Information, shall survive termination or expiration of this Agreement.

     (d) Governing Law and Venue. This Agreement shall be governed by the laws of the state of Texas applicable to contracts entered into and to be performed entirely within the State of Texas. The parties expressly agree that any action at law or in equity arising out of or relating to this Agreement shall be filed only in the state and federal courts located in Dallas County, Dallas, Texas. The parties hereby consent and submit to jurisdiction of such courts for the purposes of litigating any such action.
     (e) Broadcast.com Website. Broadcast.com will develop and display materials on the broadcast.com Web site to advertise the Movies, which materials may, in the sole and absolute discretion of broadcast.com, incorporate the materials delivered from Overseas to broadcast.com under this Agreement. Notwithstanding anything in this Agreement to the contrary, broadcast.com will have sole and absolute discretion to determine all aspects of the broadcast.com Web site, including the content, structure and sequence of all material appearing in the broadcast.com Web site, and broadcast.com reserves the right to reject or remove any materials from the broadcast.com Web site for any reason at any time, regardless of any prior acceptance, display or transmission of any such materials, and Broadcast.com reserves the right to modify the broadcast.com Web site in its sole discretion at any time during the term of this Agreement.
     (f) Implied Warranty Disclaimer. EXCEPT AS EXPRESSLY AND UNAMBIGUOUSLY SET FORTH IN THIS AGREEMENT, THE BROADCAST.COM WEB SITE AND ANY SERVICE FROM BROADCAST.COM ARE PROVIDED "AS IS" AND WITHOUT WARRANTY, EXPRESS OR IMPLIED, AND BROADCAST.COM EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, INCLUDING ANY WARRANTY OF QUALITY, TITLE, PERFORMANCE, MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE.
     (g)    Liability Limits.
         (i) Force Majeure. Neither party will be liable for any failure or delay in performing under this Agreement where such failure or delay is due to causes beyond its reasonable control, including natural catastrophes, governmental acts or omissions, laws or regulations, terrorism, labor strikes or difficulties, communications systems breakdowns, hardware or software failures, transportation stoppages or slowdowns or the inability to procure supplies or materials. BROADCAST.COM SHALL NOT BE LIABLE FOR ANY LOSS OF DATA, OR ANY INTERRUPTION OF SERVICE, DUE TO ANY CAUSE, DUE TO ANY FACTORS NOT WITHIN BROADCAST.COM'S CONTROL.
         (ii) No Consequential Damages. IN NO EVENT WILL BROADCAST.COM BE LIABLE TO OVERSEAS OR ANY THIRD PARTY FOR ANY LOST PROFITS, LOST SAVINGS OR INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF BROADCAST.COM IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OCCURRING.
         (iii) Liability Cap. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, WITH THE EXCEPTION OF THE INDEMNIFICATION OBLIGATIONS SET FORTH IN PARAGRAPH 8, IN THE EVENT THAT BROADCAST.COM IS LIABLE TO OVERSEAS OR ANY THIRD PARTY FOR DAMAGES, THE TOTAL LIABILITY OF BROADCAST.COM UNDER THIS AGREEMENT WILL BE LIMITED TO THE AMOUNT PAID BY BROADCAST.COM TO OVERSEAS UNDER THIS AGREEMENT IN THE SIX
             (6) MONTHS PRIOR TO THE EVENT GIVING RISE TO THE LIABILITY.
     (h) No Partnership. The parties hereto are independent parties, and no partnership, joint venture, enterprise or employment relationship shall be created or inferred by the existence or performance of this Agreement.
     (i) Severability; Signature; Headings. Should any part of this Agreement be found to be illegal or otherwise unenforceable, both Parties shall continue to be bound under the remaining parts of this Agreement, if the purpose and intent of the Parties can be carried out under the remaining parts of this Agreement. A facsimile signature shall be deemed an original for purposes of this Agreement. The headings of this Agreement are for convenience of reference only, and do not limit or alter the Parties' respective rights and obligations under this Agreement.

     (j) Assignment; Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. Broadcast.com may assign this Agreement to any entity. Overseas may, upon written notice to broadcast.com, to assign this Agreement, but only to a firm, corporation or company which is owned and controlled by Overseas; provided, however that: (i) Overseas has obtained the prior written consent of broadcast.com to any such assignment of this Agreement;
          (ii) Overseas has provided broadcast.com with a copy of such assignment; (iii) such assignee assumed in writing all of the rights and obligations of Overseas under this Agreement; (iv) such assignment will not alter, impair or cause broadcast.com to lose any of its rights under this Agreement; and (v) Overseas and any such assignee will execute such documents as broadcast.com will require to preserve the rights of broadcast.com under this Agreement.
     (k) No Breach Without Notice. Broadcast.com will not be deemed to be in breach of this Agreement, unless, within thirty (30) days after written notice from Overseas of such alleged breach, accompanied by documentation sufficient to support such allegations sent by certified or registered mail, return receipt requested, broadcast.com does not either: (i) cure such breach; or (ii) contest such claim, in whole or in part, by written notice to Overseas. In the event that broadcast.com contests any such claim, broadcast.com will not be in breach of this Agreement unless such claim is reduced to a final non-appealable judgment by a court of competent jurisdiction and broadcast.com has failed to cure such breach within thirty (30) days after broadcast.com has received written notice of the entry of such final non-appealable judgment.
     (l) No Third Party Beneficiaries. Nothing contained in this Agreement will be deemed to create, or be construed as creating, any third party beneficiary right of action upon any third party or entity whatsoever, in any manner whatsoever.
     (m) Marketing Practices. Overseas will: (i) conduct business in a manner that reflects favorably at all times on the good name, goodwill and reputation of broadcast.com; (ii) not employ deceptive, misleading or unethical practices that are or might be detrimental to broadcast.com or the public, including, without limitation disparagement of broadcast.com; (iii) not make any false or misleading representations with regard to broadcast.com; (iv) not publish or employ or cooperate in the publication or employment of any misleading or deceptive advertising material; or (v) not engage in illegal or deceptive trade practices, or any other practices proscribed under this Section 10(m).
     (n) No Custom. It is expressly understood and agreed that, there being no expectation of the contrary between the parties, no usage of trade or custom and practice within the industry, and no regular practice or method of dealing between the parties, will be used to modify, interpret, supplement or alter in any manner the express terms of this Agreement.
     (o) Notice. Any and all notices, communications and demands required herein by either party hereto shall be in writing and shall deemed to have been given only when: (a) served personally to the addresses listed below; (b) served by a recognized overnight delivery service such as Federal Express, UPS or Express Mail to the addresses listed below; (c) served by United States Mail, certified, postage prepaid, return receipt requested to the addresses listed below, or (d) received by facsimile (as evidenced by the transmission report of the facsimile machine of the transmitting party acknowledging a good transmission) if sent by facsimile to the numbers listed below:

         If to Overseas, to:                         If to broadcast.com, to:
         -------------------                         ------------------------
         Overseas Filmgroup, Inc.                    broadcast.com inc.
         8800 Sunset Boulevard, Suite 302            2914 Taylor Street
         Los Angeles, CA 90064                       Dallas, TX  75226
         Telephone: 310/855-1199                     Telephone:  214/748-6660

         Facsimile:  310/855-0719                    Facsimile:  214/748-6657
         Attn: William F. Lischak                    Attn: Belinda Johnson,
                                                           General Counsel

IN WITNESS WHEREOF, the Parties hereto have caused the foregoing agreement to be signed by a duly authorized agent of each party, the day and year first above written.

OVERSEAS:                           BROADCAST.COM INC.:
By: ___________________________     By: ___________________________
Name: ________________________      Name: _________________________
Title:  _________________________   Title: __________________________

DATE:                               DATE:

                                   EXHIBIT A


                    MOVIES
                    ------
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
__________________
[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B


From: Coutts & Co. (as agent for itself and Berliner Bank A.G.) ( "The Bank") 440 Strand
         London WC2R 0QS
         United Kingdom

To:      Broadcast.com ("Broadcast")
         2914 Taylor Street
         Dallas, Texas 75226

Dear Sirs,

Pursuant to an agreement ("the Agreement") dated as of May , 1999 between Broadcast and Overseas Filmgroup, Inc. ("OFG"), Broadcast has acquired certain rights ("the Broadcast Rights") in and to the motion pictures referred to therein ("the Pictures") in the Territory (defined herein as in the Agreement) and OFG has granted Broadcast a security interest ("the Broadcast Security Interest") in and to the Broadcast Rights. Pursuant to various security agreements and mortgages of copyright, OFG has granted to the Bank a security interest ("the Bank's Security Interest") in and to certain collateral to secure all amounts from time to time due, owing or payable by OFG to the Bank ("the Indebtedness"). Such collateral includes without limitation the Broadcast Rights. In this letter "the Bank's Broadcast Security Interest" means the Bank's Security Interest in the Broadcast Rights only.

Subject to Broadcast not being in material breach or default of the Agreement, the Bank agrees that the Bank's Broadcast Security Interest and the Broadcast Security Interest shall have equal priority provided, however, that no exercise of the Bank's Broadcast Security Interest will derogate from, diminish, restrict, alter, modify, abate, curtail, disturb, interrupt, suspend, terminate, rescind, abrogate, interfere with, impair, nullify or otherwise adversely affect Broadcast's full and unencumbered exercise of the Broadcast Rights, and Bank's rights to pursuant to the Bank's Broadcast Security Interest shall be subject and subordinate to all rights of Broadcast (and its licensees, assignees, agents and subdistributors) to distribute and otherwise exploit the Pictures throughout the Territory without interference by Bank or any person, firm or corporation deriving title to the Bank's Broadcast Security Interest through Bank. Until such time as Bank shall have been repaid all Indebtedness, Broadcast agrees that it shall not take any action as a secured creditor or copyright mortgagee with respect to the Broadcast Rights in such a manner so as to derogate from, diminish, restrict, alter, modify, abate, curtail, disturb, interrupt, suspend, terminate, rescind, abrogate, interfere with, impair, or nullify Bank's Broadcast Security Interest.


Very truly yours,

COUTTS & CO., AS AGENT FOR ITSELF AND BERLINER BANK

By:__________________________
Its:___________________________

Accepted and agreed to:

BROADCAST.COM

By:__________________________
Its:__________________________